Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Employee Benefit Plans
(19)	Employee Benefit Plans

The Company has a 401(k) Profit Sharing plan. For the years ended December 31, 2015 and 2014, the Company’s contributions were approximately $93,000 and $61,000, respectively.

The Company provides supplemental executive retirement plans for certain of its officers. The terms of the plan agreements provide for a specific percentage of the participants compensation to be accrued for deferred compensation. The Company is accruing interest on these amounts at a rate of 6%. The benefits vest at various times and will be paid upon retirement, death or disability. For the years ended December 31, 2015 and 2014, the Company expense in connection with the plans was approximately $381,000 and $172,000, respectively. At December 31, 2015 and 2013, the balance in the accrued deferred compensation accounts was $2.3 million and $2.1 million, respectively, and it was included with other liabilities in the consolidated balance sheets.

Employee Stock Ownership Plan [Member]
Employee Benefit Plans
(23)	Employee Stock Ownership Plan

Effective July 14, 2014, the Holding Company established an ESOP which acquired 8% of the total number of shares of common stock sold during the Company’s initial public offering. A total of 338,560 shares were acquired in exchange for a $3,385,600 indirect note payable from the Employee Stock Ownership Plan Trust to the Holding Company. The note bears interest at a variable rate based on Prime and is payable in thirty annual installments. As of December 31, 2015, 22,571 shares held by the Employee Stock Ownership Plan Trust have been released and allocated to employees.

ESOP shares were as follows ($ in thousands, except per share amounts):

	2015	2014
Allocated shares	22,571	11,285
Unallocated shares	315,989	327,275

Total ESOP shares	338,560	338,560

Fair value of unallocated shares	$4,803	$4,003